UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   October 31, 2011

AdCare Health Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5057 Troy Road

Springfield, OH 45502-9032

(Address of Principal Executive Offices)

(937) 964-8974

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

As reported in Item 1.01 of the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 7, 2011 by AdCare Health Systems, Inc. (the “Company”), on September 1, 2011, certain wholly owned subsidiaries of the Company acquired from KMJ Management, LLC (“KMJ”), pursuant to that certain Purchase and Sale Agreement, by and between KMJ and Arkansas ADK, LLC, a wholly owned subsidiary of the Company, dated March 14, 2011 and amended as of July 1, 2011 (as so amended, the “Pinnacle Agreement”), certain land, buildings, improvements, furniture, fixtures and equipment comprising four skilled nursing facilities and one home office property located in Arkansas for an aggregate purchase price of $19,500,000.  Additionally, pursuant to the Pinnacle Agreement, Rose Missouri Nursing, LLC, a wholly owned subsidiary of the Company (“Rose Nursing”), was required to become the tenant and/or operator of that certain 90 bed skilled nursing facility located at 812 Old Exeter Road, Cassville, Missouri 65626 (the “Red Rose Facility”) and to pay to KMJ an additional $500,000 under the Pinnacle Agreement in the event that KMJ delivered to Rose Nursing, on or before September 1, 2012, documents satisfactory to authorize Rose Nursing to become the tenant and/or operator of the Red Rose Facility.

On October 31, 2011, Rose Nursing entered into an Assignment of Lease and Landlord’s Consent (the “Assignment Agreement”) with Cassville Real Estate, Inc. (f/k/a/ Cassville Manor, Inc.), a Missouri corporation and the landlord of the Red Rose Facility (“Cassville”), and KMJ Enterprises Cassville, LLC, an Arkansas limited liability company and an affiliate of KMJ (“KMJ Enterprises”), pursuant to which KMJ Enterprises assigned to Rose Nursing its interest, as tenant, in and to the Red Rose Facility under that certain Lease, dated December 1, 1983, as amended pursuant to that certain Amendment and Extension to Lease Agreement effective September 27, 1999 and as assigned pursuant to that certain Lease Assumption Agreement and Guaranty effective January 1, 2003 (as assigned and amended, the “Lease”).  Additionally, on November 1, 2011, Rose Nursing entered into an Operations Transfer Agreement (the “OTA”) with KMJ, pursuant to which KMJ assigned to Rose Nursing all of its right, title and interest in and to certain assets located at, and held by KMJ for use in connection with the operation of, the Red Rose Facility.

As a result of entering into the Assignment Agreement and OTA, Rose Nursing became the tenant and operator, respectively, of the Red Rose Facility, and in connection therewith paid to KMJ Enterprises: (i) the amount of $500,000 pursuant to the Pinnacle Agreement; and (ii) the amount of $13,500, which represents the amount paid by KMJ Enterprises to Cassville as a security deposit under the Lease, the rights to which were assigned by KMJ Enterprises to Rose Nursing pursuant to the Assignment Agreement.  The term of the Lease expires on September 30, 2014, and rent in the amount of $41,579.89 is due monthly during such term.  The Lease also contains other customary rental terms and conditions.

Each of the Company, Christopher F. Brogdon and Connie B. Brogdon has jointly, severally and unconditionally guaranteed all amounts owing by Rose Nursing under the Lease and the full, prompt and complete performance by Rose Nursing of all covenants, conditions and provisions contained in the Lease.

Christopher F. Brogdon is an officer and director of the Company who owns in excess of 10% of the Company’s common stock.  For a further description of the Company’s relationship with Mr. Brogdon, see: (i) the section entitled “Certain Information and Related Party Transactions” of the Company’s Proxy Statement on Schedule 14A filed with the SEC on April 22, 2011; (ii) Item 1.01 of the Company’s Current Reports on Form 8-K filed with the SEC on June 28, 2011 and October 20, 2011; and (iii) Item 2.01 of the Company’s Current Reports on Form 8-K filed with the SEC on June 6, 2011, January 6, 2011 and September 7, 2011, which sections and items are incorporated herein by this reference.

The foregoing description of the Assignment Agreement and the OTA is qualified in its entirety by reference to the documents attached hereto as Exhibits 99.1 through Exhibit 99.3, which documents are incorporated herein by this reference.

Item 9.01                                             Exhibits.

(d)                                 Exhibits.

2.1

Purchase and Sale Agreement, made and entered into as of March 14, 2011, by and between KMJ Management, LLC and Arkansas ADK, LLC. (Incorporated by reference from Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 29, 2011.)

2.2

Amendment, made and entered into as of July 1, 2011, by and between KMJ Management, LLC and Arkansas ADK, LLC. (Incorporated by reference from Exhibit 2.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 7, 2011.)

99.1

Assignment of Lease and Landlord’s Consent, made and entered into as of October 31, 2011, by and among Cassville Real Estate, Inc. (f/k/a Cassville Manor, Inc.), KMJ Enterprises Cassville, LLC and Rose Missouri Nursing, LLC.

99.2	Operations Transfer Agreement, dated as of November 1, 2011, by and between KMJ Management, LLC (d/b/a Pinnacle Healthcare, LLC) and Rose Missouri Nursing, LLC.

99.3	Guaranty of Lease, made as of November 1, 2011, issued by each of AdCare Health Systems, Inc., Christopher F. Brogdon and Connie B. Brogdon in favor of Cassville Real Estate, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2011	ADCARE HEALTH SYSTEMS, INC.

/s/ Martin D. Brew
Martin D. Brew
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

2.1

Purchase and Sale Agreement, made and entered into as of March 14, 2011, by and between KMJ Management, LLC and Arkansas ADK, LLC. (Incorporated by reference from Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 29, 2011.)

2.2

Amendment, made and entered into as of July 1, 2011, by and between KMJ Management, LLC and Arkansas ADK, LLC. (Incorporated by reference from Exhibit 2.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 7, 2011.)

99.1

Assignment of Lease and Landlord’s Consent, made and entered into as of October 31, 2011, by and among Cassville Real Estate, Inc. (f/k/a Cassville Manor, Inc.), KMJ Enterprises Cassville, LLC and Rose Missouri Nursing, LLC.

99.2	Operations Transfer Agreement, dated as of November 1, 2011, by and between KMJ Management, LLC (d/b/a Pinnacle Healthcare, LLC) and Rose Missouri Nursing, LLC.

99.3	Guaranty of Lease, made as of November 1, 2011, issued by each of AdCare Health Systems, Inc., Christopher F. Brogdon and Connie B. Brogdon in favor of Cassville Real Estate, Inc.